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                                                                   EXHIBIT 10.04

                         REAL ESTATE PURCHASE AGREEMENT

                  THIS REAL ESTATE PURCHASE AGREEMENT (the "AGREEMENT") made and entered into as of this 31st day of January, 2002 ("CLOSING DATE") by and among KKB, L.L.C., a Virginia limited liability company (as Seller of the Manassas Property "MANASSAS SELLER," and as Seller of the Woodbridge Property, "WOODBRIDGE SELLER"), and CENTRAL INVESTMENTS, INC., a Virginia corporation ("DC SELLER") (collectively, "SELLER") and STRAYER UNIVERSITY, INC., a Maryland corporation ("PURCHASER").

                               W I T N E S S E T H

                  In consideration of Ten Dollars ($10.00) in hand paid, of the mutual promises hereinafter set forth, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1. DEFINITIONS. The following terms as used herein shall have the following meanings:

                           "BUILDINGS" mean the Woodbridge Building, the
Manassas Building, and the DC Building.

                           "CONDEMNATION" means a taking for public or private
use of, or an action in eminent domain by any governmental or quasi-governmental authority affecting any or all of the Property or any interest therein.

                           "DC BUILDING" means the educational building located
at 1025 15th Street, N.W., Washington, DC 20005, containing approximately 28,064 rentable square feet.

                           "DC LEASE" means that certain Agreement of Lease
dated June 1, 1996 by and between DC Seller and Purchaser for the DC Property (as such term is defined in Section 2.1 hereof).

                           "ENVIRONMENTAL LAWS" shall mean the Comprehensive
Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. 9601-9630, in the Superfund Amendments and Reauthorization Act, 42 U.S.C. 9601-9630, in the Resource Conservation and Recovery Act, 42 U.S.C. 6901-6992, and in the Clean Air Act, 42 U.S.C. 7401-7508, as any of the preceding may be amended from time to time.

                           "ESCROW AGENT" shall mean First American Title
Insurance Company.

                           "GOVERNMENTAL AUTHORITY" means any federal, state, or
local governmental or quasi-governmental authority, agency, commission, board or other instrumentality thereof asserting or exercising jurisdiction.


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                           "HAZARDOUS SUBSTANCES" shall mean substances defined
as a "hazardous substance" or "toxic substance" in the Environmental Laws in effect on the date of this Agreement and any other substances considered hazardous, toxic or otherwise harmful pursuant to any other applicable laws or regulations relating to pollution or protection of human health or the environment.

                           "LEGAL REQUIREMENTS" means all ordinances, rules,
regulations, orders, restrictions and other requirements of all Governmental Authorities, currently enacted, having jurisdiction over the Seller or the Property and being applicable to all or any portion of the Property or the operation thereof.

                           "LEASES" means the Manassas Lease, Woodbridge Lease
and DC Lease.

                           "MANASSAS BUILDING" means the educational building
located at 9990 Battleview Parkway, Battlefield Business Park, Manassas, Prince William County, Virginia 20109, containing approximately 20,800 rentable square feet.

                           "MANASSAS LEASE" means that certain Deed of Lease
dated June 1, 1996 by and between
Manassas Seller and Purchaser for the Manassas Property (as such term is defined in Section 2.3 hereof).

                           "PERMITS" shall mean all licenses, authorizations,
certificates, variances, consents, approvals and other permits necessary or appropriate to permit construction, reconstruction, if any, alteration, addition, improvements, repair, restoration, use, occupancy, operation, management, ownership and leasing of the Property.

                           "PERSON" means and includes an individual, a
partnership, a corporation, a trust, a limited liability company, an other unincorporated organization and a government or any department or agency thereof.

                           "SERVICE CONTRACTS" means, except for those contracts
entered into by Purchaser, (i) all leasing and brokerage agreements, (ii) all elevator maintenance agreements, (iii) all cleaning and char agreements, (iv) all maintenance agreements, and (v) any other agreements or arrangements relating to each Property entered into by Seller or Seller's agents with a completion value of more than $500.

                           "TITLE COMPANY" shall mean First American Title
Insurance Company.

                           "WOODBRIDGE BUILDING" means the educational building
located at 13385 Minnieville Road, Woodbridge, Prince William County, Virginia 22192, containing approximately 20,800 rentable square feet.

                           "WOODBRIDGE LEASE" means that certain Deed of Lease
dated June 1, 1996 by and between Woodbridge Seller and Purchaser for the Woodbridge Property (as such term is defined in Section 2.2 hereof).


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                  2.       CONVEYANCES.

                           2.1      Conveyance of the DC Property.  Subject to
the terms and conditions of this Agreement, DC Seller agrees to convey and Purchaser agrees to purchase the real estate consisting of land located at 1025 15th Street, N.W., Washington, DC, as more particularly described in EXHIBIT "A" attached hereto (the "DC LAND"), together with (a) all buildings and other improvements and fixtures thereon (the "DC IMPROVEMENTS"), and (b) all of DC Seller's right, title and interest, if any, in and to any air space, subterrain, roads, streets, alleys and ways, public and private, serving any of said DC Land or DC Improvements, all of DC Seller's right, title and interest, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, or proposed to be opened or closed, in front of or adjoining any of said DC Land, and all other appurtenances, rights, easements, rights-of-way, tenements and hereditaments incident thereto, and all right, title and interest of DC Seller in and to any award made or to be made in lieu thereof and in and to any award for damages to the DC Land and DC Improvements by reason of change of grade of any street (collectively, the "DC APPURTENANT RIGHTS"), together with any furniture, furnishings, machinery, equipment and other items of personal property, exterior and interior, tangible and intangible, of every kind and description, owned by DC Seller and situated on or about, or appurtenant to or used in connection with the DC Property (as hereinafter defined) or DC Seller's operation of the DC Improvements (collectively, the "DC PERSONAL PROPERTY"), together with any and all rights of DC Seller in and to any and all insurance proceeds, condemnation or eminent domain awards, service contracts, leases, warranties, guaranties, licenses or other agreements relating to the DC Land or DC Improvements or the DC Personal Property, all accounts receivable and contract rights, tradenames, rights to prosecute and any awards or recoveries from any real estate tax appeals relating to the DC Land or DC Improvements (subject to the proration provided in Section 9.1), insofar as any of the foregoing relate to the DC Land, DC Improvements, DC Personal Property or DC Appurtenant Rights (collectively, the "DC RELATED RIGHTS") (the DC Land, DC Improvements, DC Personal Property, DC Related Rights and DC Appurtenant Rights, hereinafter individually and collectively referred to as the "DC PROPERTY").

                           2.2      Conveyance of Woodbridge Property.  Subject
to the terms and conditions of this Agreement, Woodbridge Seller agrees to convey and Purchaser agrees to purchase the real estate consisting of land located at 13385 Minnieville Road, Woodbridge, Prince William County, Virginia, as more particularly described in EXHIBIT "B" attached hereto (the "WOODBRIDGE LAND"), together with (a) all buildings and other improvements and fixtures thereon (the "WOODBRIDGE IMPROVEMENTS"), and (b) all of Woodbridge Seller's right, title and interest, if any, in and to any air space, subterrain, roads, streets, alleys and ways, public and private, serving any of said Woodbridge Land or Woodbridge Improvements, all of Woodbridge Seller's right, title and interest, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, or proposed to be opened or closed, in front of or adjoining any of said Woodbridge Land, and all other appurtenances, rights, easements, rights-of-way, tenements and hereditaments incident thereto, and all right, title and interest of Woodbridge Seller in and to any award made or to be made in lieu thereof and in and to any award for damages to the Woodbridge Land and Woodbridge Improvements by reason of change of grade of any street (collectively, the "WOODBRIDGE APPURTENANT RIGHTS"), together with any furniture, furnishings,


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machinery, equipment and other items of personal property, exterior and interior, tangible and intangible, of every kind and description, owned by Woodbridge Seller and situated on or about, or appurtenant to or used in connection with the Woodbridge Property (as hereinafter defined) or Woodbridge Seller's operation of the Woodbridge Improvements (collectively, the "WOODBRIDGE PERSONAL PROPERTY"), together with any and all rights of Woodbridge Seller in and to any and all insurance proceeds, condemnation or eminent domain awards, service contracts, leases, warranties, guaranties, licenses or other agreements relating to the Woodbridge Land or Woodbridge Improvements or the Woodbridge Personal Property, all accounts receivable and contract rights, tradenames, rights to prosecute and any awards or recoveries from any real estate tax appeals relating to the Woodbridge Land or Woodbridge Improvements (subject to the proration provided in Section 9.1), insofar as any of the foregoing relate to the Woodbridge Land, Woodbridge Improvements, Woodbridge Personal Property or Woodbridge Appurtenant Rights (collectively, the "WOODBRIDGE RELATED RIGHTS") (the Woodbridge Land, Woodbridge Improvements, Woodbridge Personal Property, Woodbridge Related Rights and Woodbridge Appurtenant Rights, hereinafter individually and collectively referred to as the "WOODBRIDGE PROPERTY").

                           2.3      Conveyance of Manassas Property.  Subject to
the terms and conditions of this Agreement, Manassas Seller agrees to convey and Purchaser agrees to purchase the real estate consisting of land located at 9990 Battleview Parkway, Battlefield Business Park, Manassas, Prince William County, Virginia, as more particularly described in EXHIBIT "C" attached hereto (the "MANASSAS LAND"), together with (a) all buildings and other improvements and fixtures thereon (the "MANASSAS IMPROVEMENTS"), and (b) all of Manassas Seller's right, title and interest, if any, in and to any air space, subterrain, roads, streets, alleys and ways, public and private, serving any of said Manassas Land or Manassas Improvements, all of Manassas Seller's right, title and interest, if any, in and to any land lying in the bed of any street, road, avenue or alley, open or closed, or proposed to be opened or closed, in front of or adjoining any of said Manassas Land, and all other appurtenances, rights, easements, rights-of-way, tenements and hereditaments incident thereto, and all right, title and interest of Manassas Seller in and to any award made or to be made in lieu thereof and in and to any award for damages to the Manassas Land and Manassas Improvements by reason of change of grade of any street (collectively, the "MANASSAS APPURTENANT RIGHTS"), together with any furniture, furnishings, machinery, equipment and other items of personal property, exterior and interior, tangible and intangible, of every kind and description, owned by Manassas Seller and situated on or about, or appurtenant to or used in connection with the Manassas Property (as hereinafter defined) or Manassas Seller's operation of the Manassas Improvements (collectively, the "MANASSAS PERSONAL PROPERTY"), together with any and all rights of Manassas Seller in and to any and all insurance proceeds, condemnation or eminent domain awards, service contracts, leases, warranties, guaranties, licenses or other agreements relating to the Manassas Land or Manassas Improvements or the Manassas Personal Property, all accounts receivable and contract rights, tradenames, rights to prosecute and any awards or recoveries from any real estate tax appeals relating to the Manassas Land or Manassas Improvements (subject to the proration provided in Section 9.1), insofar as any of the foregoing relate to the Manassas Land, Manassas Improvements, Manassas Personal Property or Manassas Appurtenant Rights (collectively, the "MANASSAS RELATED RIGHTS") (the Manassas Land, Manassas Improvements, Manassas Personal Property, Manassas


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Related Rights and Manassas Appurtenant Rights, hereinafter individually and collectively referred to as the "MANASSAS PROPERTY").

                           2.4      The Manassas Property, Woodbridge Property
and DC Property shall be referred to collectively herein as the "PROPERTY" or "PROPERTIES." The Manassas Improvements, Woodbridge Improvements and DC Improvements are referred to collectively herein as the "IMPROVEMENTS." The Manassas Land, Woodbridge Land and DC Land are referred to collectively herein as the "LAND." The Manassas Appurtenant Rights, Woodbridge Appurtenant Rights and DC Appurtenant Rights are referred to collectively herein as the "APPURTENANT RIGHTS." The Manassas Personal Property, Woodbridge Personal Property and DC Personal Property are referred to collectively herein as the "PERSONAL PROPERTY." The Manassas Related Rights, Woodbridge Related Rights and DC Related Rights are referred to collectively herein as the "RELATED RIGHTS."

                  3.       PURCHASE PRICE.

                           3.1      The total purchase price for the Property
shall be Twelve Million and No/100 Dollars ($12,000,000.00), less any amounts to be credited to the Purchaser under Sections 7 and 9 below (the "PURCHASE PRICE"). The Purchase Price shall be payable in full in immediately available funds on the Closing Date.

                           3.2      The Purchase Price shall be allocated among
the Properties as follows: Three Million Dollars ($3,000,000) to the DC Property and Four Million Five Hundred Thousand Dollars ($4,500,000) to each of the Woodbridge and Manassas Properties.

                  4. TITLE. Seller covenants that title to the Property is being conveyed subject only to those liens, encumbrances, easements, limitations, covenants and restrictions of record, including the lien of real estate taxes and water charges which are not yet due and payable, and that such title is good of record and in fact, marketable, and insurable by Title Company at standard rates. Seller shall execute and deliver to the Title Company, at Closing, an Owner's Affidavit in the form attached hereto as EXHIBITS "D-1", "D-2" AND "D-3".

                  5.       REPRESENTATIONS AND WARRANTIES.

                           5.1      Representations and Warranties of Seller.
To induce Purchaser to execute this Agreement and perform its obligations hereunder, Manassas Seller as to the Manassas Property, Woodbridge Seller as to the Woodbridge Property and DC Seller as to the DC Property hereby represent and warrant to Purchaser as of the date hereof as follows:

                                    (a)     Organization, Execution and Power of
Seller. DC Seller is a corporation, duly organized and validly existing under the laws of the Commonwealth of Virginia. Each of Woodbridge Seller and Manassas Seller is a limited liability company, duly organized and validly existing under the laws of the Commonwealth of Virginia. Seller has all requisite power to own, lease and operate its respective Properties, and to carry on its business as now conducted. Seller has full power to execute, deliver and carry out the terms and provisions of this Agreement and all documents required on its part to


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be executed and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments executed in connection herewith and the performance of those provisions of this Agreement required on its part to be carried out. The persons executing this Agreement (and all other agreements and instruments entered into by Seller in furtherance hereof), on behalf of Seller, have the authority to bind Seller to the terms and conditions of this Agreement (and all said agreements and instruments). Neither the execution and delivery of this Agreement and said agreements and instruments to be executed by Seller in connection herewith, nor the incurrence by Seller of the obligations herein set forth, nor the consummation by Seller of the transactions herein contemplated, nor compliance by Seller with the terms of this Agreement and said agreements and instruments will conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Articles of Incorporation, Articles of Organization, Bylaws or Limited Liability Company Agreement of Seller, as the case may be, or to the knowledge of Seller, any bond, note or other evidence of indebtedness, contract, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument, to which Seller is a party or by which any of its properties may be bound, or, to the knowledge of Seller, any Legal Requirement of any court or Governmental Authority having jurisdiction over Seller or the Property. This Agreement constitutes, and all agreements and documents required to be executed by Seller hereunder when so executed and delivered shall constitute, the legal, valid and binding obligations of Seller enforceable against Seller in accordance with their respective terms, except as may be limited by bankruptcy, insolvency or the exercise of judicial discretion and the application of equitable principles. Any order, permission, consent, approval, license, authorization, registration or filing with, or exemption by, any governmental agency which is required for the execution, delivery or performance of this Agreement, or said agreements and instruments by Seller has been obtained or made.

                                    (b)     Contracts.  Neither Seller nor any
of Seller's predecessors-in-interest have entered into any Service Contracts affecting the Properties.

                                    (c)     Leases.  The Property is not subject
to any leases, tenancies, licenses or other rights of occupancy or use, oral or written, for any portion of the Property, other than the Leases.

                                    (d)     Brokerage Commissions.  There are no
brokerage commissions or finder's fees payable by Seller or, to Seller's knowledge, by any of Seller's agents with respect to any of the Leases and neither Seller nor, to Seller's knowledge, any of Seller's agents have any agreement with any broker with respect to any of the Leases.

                                    (e)     Litigation.  To Seller's knowledge,
there are no judgments, liens, claims, litigation, proceedings (zoning or otherwise) or investigations by any Governmental Authorities, pending at law or in equity, or threatened against or relating to the Property, the Seller or the transactions contemplated by this Agreement. Seller has no pending claims as a claimant under any insurance policies relating to Seller or the Property.

                                    (f)     Condemnation.  To Seller's
knowledge, there is (i) no pending Condemnation, (ii) no pending relocation of any roadways abutting the Property, and (iii) no denial of access to the Property from any point of access to the Property, and


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neither Seller nor any of its agents or affiliates has received any written notice of any of the same nor has knowledge that any such proceeding is contemplated.

                                    (g)     Legal Requirements.  To Seller's
knowledge, Seller has not received any notice which remains uncured that either the Property or the use and condition of the Improvements violates any Legal Requirements affecting the Property as modified by any duly issued variance. No action or proceeding relating to the foregoing is pending or threatened with respect to the Property. The Seller has no knowledge of any existing violations of any Legal Requirements affecting all or any portion of the Property, including, without limitation, violations of the housing, building, safety, health, fire, or zoning ordinances, codes and regulations of the municipality or county within which the Properties are located, and Seller has not received any written notice which remains uncured of any such violation.

                                    (h)     Restrictions, Easements.  To
Seller's knowledge, no material default or breach exists under any of the covenants, conditions or restrictions, if any, affecting all or any portion of the Property which are to be performed or complied with by the owners of the Property.

                                    (i)     Assessed Value.  To Seller's
knowledge, there are no tax abatements or exemptions affecting the Property and Seller has no knowledge of any pending increases in such assessed valuation or such taxes or any proposals in such regard except to the extent that the 2002 annual assessment may reflect an increase in assessed valuation.

                                    (j)     Fee Title.  Seller owns fee simple
title to the Property. Seller has not granted or conveyed to any Person, other than the Purchaser, any right or option to acquire the Property or any part thereof or any easement, license or lease of the Property, other than the Leases, or other right relating to the use or possession of the Property.

                                    (k)     Environmental.  To Seller's
knowledge, the Property is not in violation of any Legal Requirements relating to environmental conditions on or under the Land including soil and groundwater condition. Except as set forth on the environmental report attached hereto as EXHIBIT "E", to Seller's knowledge, there are no Hazardous Substances in the Property and, to Seller's knowledge, no occupant or prior occupant of the Property has received any notice or advice from any Governmental Authority or any source whatsoever with respect to Hazardous Substances in, affecting or installed in the Property. Seller represents and warrants that it has delivered to Purchaser all environmental and engineering reports concerning the Properties that are in its possession.

                                    (l)     No Foreign Entity.  Seller
represents and warrants to Purchaser that Seller is not a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Internal Revenue Code of 1986, as amended, and the Treasury Regulations issued thereunder, and Seller agrees to execute, acknowledge and deliver to Purchaser, at Closing, a certification of nonforeign status (the "FIRPTA AFFIDAVIT") in the form set forth and attached hereto as EXHIBITS "F-1" AND "F-2".


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                                    (m)     Defaults Under Court Orders.  To
Seller's knowledge, Seller is not in default or violation of any order, writ injunction, decree or demand of any Governmental Authority.

                                    (n)     Proffers.  Except as set forth on
SCHEDULE 5.1.N, to Seller's knowledge there are no proffers, development agreements or other restrictions affecting the use or development of the Property, with the exception of the Legal Requirements.

                                    (o)     References to "Seller's knowledge"
or similar terms shall refer only to the actual knowledge of Ron K. Bailey and shall not be construed to refer to the knowledge of Seller, or to any other property manager, or to any other officer, agent, manager, representative or employee of Seller. Ron K. Bailey has performed a reasonable investigation into the matters to which such actual knowledge, or the absence thereof, pertains.

                           5.2      SURVIVAL OF REPRESENTATIONS AND WARRANTIES;
RELIANCE BY PURCHASER. Seller agrees that all of the representations and warranties of Seller as set forth in Section 5.1 and elsewhere in this Agreement and in any document or certificate delivered to Purchaser pursuant to this Agreement (unless otherwise provided therein) shall survive for a period of six
(6) months following the Closing Date. All material representations, warranties, covenants and agreements contained in this Agreement shall be deemed to have been relied upon by Purchaser subject to any investigation heretofore or hereafter made by Purchaser or on its behalf. No claim for a breach of any representation or warranty of Seller shall be actionable or payable if the breach in question was actually known to Purchaser prior to Closing. Seller shall have no liability to Purchaser for a breach of any representation or warranty unless written notice containing a description of the specific nature of such breach shall have been given by Purchaser to Seller prior to the expiration of said six (6) month period, and an action shall have been commenced by Purchaser against Seller within eight (8) months from the date of Closing. Any claim or liability should be limited to actual damages. Further, the total aggregate amount of any and all claims shall not exceed Three Hundred Thousand Dollars ($300,000).

                           5.3      REPRESENTATIONS AND WARRANTIES OF PURCHASER.
Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. Purchaser and any individual executing this Agreement on Purchaser's behalf, has the power to execute, deliver and perform this Agreement and has taken all actions required to authorize the due execution and delivery of this Agreement. The execution, delivery and performance of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate any provision of the articles of incorporation, bylaws or comparable documents of Purchaser, or any provision of any agreement, instrument, order, judgment or decree or, to Purchaser's knowledge, any applicable law or regulation to which either Purchaser is a party or by which it or any of its assets is bound.

                           5.4      "AS IS".  EXCEPT AS EXPRESSLY SET FORTH
HEREIN, THE PARTIES ACKNOWLEDGE THAT SELLER MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY ASPECT OF THE

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PROPERTY, AND THE PURCHASER IS ACQUIRING THE PROPERTY IN "AS IS" CONDITION.

                  6. BROKERS. Except as expressly set forth herein, Seller and Purchaser respectively represent and warrant that it has employed no brokers or finders in respect of the transactions contemplated by this Agreement. Seller and Purchaser, respectively, shall indemnify, defend and hold harmless the other from any loss, liability or costs incurred by the other party, including reasonable attorney's fees and disbursements, as well as the cost of enforcing this indemnity and arising out of a claim by any broker, agent or finder that he acted on behalf of the indemnifying party in connection with this transaction. Notwithstanding anything contained herein to the contrary, the representations and indemnities contained in this section shall survive the Closing Date.

                  7.       CLOSING COSTS.

                           7.1      Seller shall pay (i) one-half (1/2) of all
transfer and deed recordation taxes and costs in connection with the transfer of the Property, (ii) one-half (1/2) of all reasonable escrow fees, and (iii) all sums due from Seller under Section 9 below. Seller shall be responsible for the payment of its own legal, counsel or consultants fees incurred in connection with this transaction.

                           7.2      Purchaser shall pay (i) all costs of title
insurance, title examination, Title Company charges, and the cost of the survey,
(ii) one-half (1/2) of all transfer and deed recordation taxes and costs in connection with the transfer of the Property, (iii) all mortgage recordation costs and fees in connection therewith, (iv) one-half (1/2) of all reasonable escrow fees, and (v) all sums due from Purchaser under Section 9 below. Purchaser shall be responsible for the payment of its own legal, letter of credit fees, counsel or consultants fees incurred in connection with this transaction.

                  8.       CLOSING.

                           8.1      On the Closing Date, Seller shall deliver
(duly and fully executed, acknowledged and notarized as appropriate) to the Escrow Agent or perform the following:

                                    (a)     Special Warranty Deed in
substantially the form attached hereto as EXHIBITS "G-1", "G-2" AND "G-3" ("DEED") conveying title to each of the Manassas Property, the Woodbridge Property and the DC Property in recordable form;

                                    (b)     Bill of Sale in substantially the
form attached hereto as EXHIBITS "H-1", "H-2" AND "H-3" ("BILL OF SALE") conveying title to each of the Manassas Personal Property, Woodbridge Personal Property and DC Personal Property free and clear of all liens;

                                    (c)     A general assignment and assumption
agreement in substantially the form attached hereto as EXHIBITS "I-1", "I-2" AND "I-3" ("ASSIGNMENT") assigning to Purchaser all of Seller's right, title and interest in and to all Service Contracts (to the extent assignable), Permits and Related Rights (including warranties and

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guaranties relating to Personal Property conveyed under the Bill of Sale), and providing for Purchaser's assumption thereof;

                                    (d)     Corporate resolutions authorizing
the transactions contemplated herein and an incumbency certificate to evidence the capacity and authority of Seller to consummate the transactions contemplated herein, and any other documents to evidence the authority of Seller to consummate the transactions contemplated herein reasonably requested by the Title Company, Escrow Agent or Purchaser;

                                    (e)     Possession of the Property free and
clear of all parties in possession;

                                    (f)     The Owner's Affidavit executed by
Seller;

                                    (g)     The FIRPTA Affidavit, executed by
Seller;

                                    (h)     Termination Agreements for each of
the Leases; and

                                    (i)     Such instruments as are reasonably
required by the Title Company for the elimination of any standard or printed exceptions in the Purchaser's final policy of title insurance, including, without limitation, for the provision of customary and reasonable affirmative coverages or endorsements.

                           8.2      On the Closing Date, Purchaser shall deliver
(duly and fully executed, acknowledged and notarized as appropriate) to the Escrow Agent or perform the following:

                                    (a)     Any documents reasonably requested
by Title Company, Escrow Agent or Seller to evidence Purchaser's capacity and authority to consummate the transactions contemplated herein;

                                    (b)     The Assignment; and

                                    (c)     The Purchase Price.

                           8.3      Both parties agree to duly execute and/or
deliver all other documents reasonably necessary to consummate this transaction, including, without limitation, three (3) separate settlement statements setting forth the charges, credits and adjustments to each party.

                  9. ADJUSTMENTS AND PRORATIONS. All items of income or expense arising from the ownership of the Property shall be prorated and adjusted as of the Closing Date unless otherwise specifically mentioned herein including, without limitation, the following:

                           9.1      Real Estate Taxes.  Real estate taxes shall
be prorated as of the Closing Date. In the event that a current tax bill is unavailable, the proration hereunder shall be based on the most recent real estate tax assessment.

                           9.2      Insurance Policies.  Premiums on insurance
policies will not be adjusted. As of the Closing Date, Seller shall terminate its insurance coverage on the Property and Purchaser shall effect its own insurance coverage.

                           9.3      Capital Repairs.  The parties acknowledge
that Seller is responsible for Capital Repairs under the Leases (as such term is defined in the Leases) and that the expenses for unpaid Capital Repairs set forth and described on SCHEDULE 9.3 hereto shall be credited to Purchaser hereunder.

                           9.4      Assessments.  Assessments which are or may
be payable in annual installments of which the first installment is then a lien or has been paid shall be prorated as of the Closing Date.

                           9.5      Reduction of Assessments.  If, subsequent to
the Closing Date, any proceeding shall result in any reduction of assessment for the fiscal year in which the Closing Date occurs, then the amount of tax saving or refund for such fiscal tax year, less the reasonable expenses (including fees and disbursements payable to attorneys or consultants) incurred in connection with such proceedings, shall be apportioned between Seller and Purchaser as of the date real estate taxes are apportioned under this Agreement.

                           9.6      Personal Property Taxes.  Personal property
taxes, if any, payable with respect to the Personal Property shall be apportioned as of the Closing Date.

                           9.7      Post-Closing Adjustments.  Seller and
Purchaser agree that if, after the Closing Date, any charge or amount arises or becomes known which accrued or was earned in whole or in part prior to the Closing Date, or any adjustment made hereunder shall prove to be incorrect, then such amount shall be adjusted as of the Closing Date. Seller shall pay amounts accrued, or receive amounts earned, prior to the Closing Date and Purchaser shall pay amounts accrued, or receive amounts earned, on or after the Closing Date. The provisions of this Article 9.7 shall survive the Closing Date.

                  10.      INDEMNITY.

                           10.1     Seller agrees to indemnify, defend and hold
harmless Purchaser from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs, whether suit is instituted or not), asserted against or incurred by Purchaser by reason of or arising out of the discovery following the Closing Date of the breach or material misstatement by Seller of any representation, warranty or covenant contained in this Agreement.

                           10.2     Purchaser agrees to indemnify, defend and
hold harmless Seller from and against any and all claims, demands, causes of action, losses, damages, liabilities, costs and expenses (including attorneys' fees and court costs, whether suit is instituted or not), asserted against or incurred by Seller by reason of or arising out of the discovery following the Closing Date of the breach or material misstatement by Purchaser of any representation, warranty or covenant contained in this Agreement.

                           10.3     Any recovery  provided for by this Section
shall be limited to actual damages only (but inclusive of attorney's fees and costs whether suit is instituted or not) and subject to the limitations of
Section 5.2 hereof.

                           10.4     Subject to the provisions of Section 5.2
hereof, The indemnity agreements contained in this paragraph shall survive the Closing Date.

                  11.      DISTRICT OF COLUMBIA SOIL CHARACTERISTICS.

                  As required under the provisions of Section 42-608, District of Columbia Code, to the best of Seller's knowledge, the characteristics of the soil of the DC Property, as described by the Soil Conservation Service of the U.S. Department of Agriculture in the Soil Survey Book of the District of Columbia (Area 11), published in July, 1976, and as shown on the soil maps of the District of Columbia at the back of that publication is Urban Land. For further information, Purchaser may contact the Soil Testing Laboratory, the District of Columbia Department of Environmental Services, or the Soil Conservation Service of the U.S. Department of Agriculture. The foregoing is set forth pursuant to the District of Columbia Code and is not intended as, and should not be construed as, limiting the conditions set forth herein with respect to Purchaser's investigations, tests and studies and the absence of representations and warranties by Seller with respect to the condition of the Property.

                  12. DISTRICT OF COLUMBIA UNDERGROUND STORAGE TANKS DISCLOSURE NOTICE.

                  In accordance with the requirements of Section 3(g) of the District of Columbia Underground Storage Tank Management Act of 1990, as amended by the District of Columbia Underground Storage Tank Management Act of 1990 Amendment Act of 1992, D.C. Code, ss. 8-113.02, Seller informs Purchaser that to the best of its knowledge, there are no underground storage tanks on the DC Property.

                  13.      NO WAIVER; ELECTIONS.

                  The exercise of (or failure to exercise) any one of either party's rights or remedies under this Agreement shall not be deemed to be in lieu of or a waiver of any other right or remedy contained herein or in any of the other documents, agreements or instruments delivered in connection herewith or available to such party at law or equity. Subject to the provisions of
Section 10 above, in the event of the occurrence of a default by a party hereunder, the other party shall have the sole right to determine which remedies are available under this Agreement or at law or equity to pursue, and may elect to pursue (or not to pursue) any or all of such remedies (regardless of whether such election is deemed to be inconsistent).

                  14.      WAIVER OF JURY TRIAL.

                  SELLER AND PURCHASER EACH HEREBY WAIVE ANY RIGHT TO JURY TRIAL IN CONNECTION WITH THE ENFORCEMENT BY PURCHASER, OR SELLER, OF ANY OF THEIR RESPECTIVE RIGHTS AND REMEDIES HEREUNDER.

                  15.      INTERPRETATION.

                  Each of Seller and Purchaser acknowledge that it was represented by counsel in connection with this Agreement and that it or its counsel drafted, reviewed and/or revised this Agreement and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

                  16.      NOTICES.

                  All notices, waivers, demands, requests or other communications required or permitted by this Agreement ("NOTICES"), to be effective, shall be in writing, properly addressed, and shall be given by (i) personal delivery, (ii) established overnight commercial courier (such as Federal Express) for delivery on the next business day with delivery charges prepaid or duly charged (iii) by registered or certified mail (return receipt requested, first-class postage prepaid), or (iv) by facsimile or telecopy transmittal, as follows:

         If to Seller:

                  6551 Loisdale Court, Suite 115
                  Springfield, Virginia 22150
                  Attn:   Ron K. Bailey

         With a copy to (which shall not constitute notice):

                  Walsh Colucci Stackhouse Emrich & Lubeley PC
                  Courthouse Plaza
                  2200 Clarendon Boulevard, 13th Floor
                  Arlington, Virginia 22201-3359
                  Attn:    William A. Fogarty, Esq.
                  Fax:     (703) 528-6050

         If to Purchaser:

                  Strayer University, Inc.
                  8550 Cinder Bed Road
                  Suite 1000
                  P.O. Box 1310
                  Newington, Virginia 22122
                  Attn:    Steven McArthur, Esq.
                  Fax:     (703) 339-2966

         With a copy to (which shall not constitute notice):

                  Hogan & Hartson L.L.P.
                  8300 Greensboro Drive
                  Suite 1100
                  McLean, Virginia  22102
                  Attn:    Dennis K. Moyer, Esq.
                  Fax:     (703) 610-6200

or to any other address or addressee as any party entitled to receive notice under this Agreement shall designate, from time to time, to others in the manner provided for in this section for the service of Notices. Notices shall be deemed to have been given the following business day after actual receipt (or refusal to accept receipt) by a natural person at the address shown. All courtesy copies of Notices sent to the parties listed above as receiving copies shall be given in the same manner as the original Notice that was sent but shall not be a prerequisite to the effectiveness of any Notice.

                  17. BENEFIT AND BURDEN. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and, to the extent permitted hereunder, assigns. Except for Section 21, the provisions herein shall survive Closing and delivery of the deed for a period of six (6) months and shall not be merged therein.

                  18. ENTIRE AGREEMENT. This Agreement contains the entire agreement among the parties. There are no promises, agreements, terms, conditions, undertakings, understandings, warranties, covenants or representations, oral or written, express or implied, among them other than as set forth in this Agreement. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by all the parties or their respective successors in interest.

                  19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

                  20. SEVERABILITY. The provisions of this Agreement shall be deemed severable, and the invalidity or unenforceability of any one or more of the provisions hereof shall not affect the validity or enforceability of the other provisions hereof.

                  21. FURTHER ASSURANCES. Each of the parties hereto shall at any time and from time to time after the Closing Date execute and deliver such further instruments, documents and certificates and do such further acts and things, as may be required by law or which may be appropriate or reasonable in order to carry out the intent and purposes of this Agreement, or to vest more fully in Purchaser the title to the Property.

                  22. BUSINESS DAYS. If any date upon which action is required under this Agreement shall be a Saturday, Sunday or a Federally recognized legal holiday, the date for such action shall be extended to the first business day after such date that is not a Saturday, Sunday or legal holiday.

                  23.      DELIVERY; COUNTERPARTS.

                           (a)      Delivery of this Agreement may be
accomplished by any method specified in Section 16.

                           (b)      To facilitate execution, this Agreement may
be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

                           IN WITNESS WHEREOF, the undersigned parties have
caused this Agreement to be executed on the date first above written.


                                 SELLER:

                                 KKB, L.L.C., a Virginia limited liability company


                                 By:
                                     -------------------------------------------
                                     Ron K. Bailey,
                                     Manager



                                 CENTRAL INVESTMENTS, INC., a Virginia
                                 corporation

Attest:                          By:
                                     -------------------------------------------
                                     Ron K. Bailey,
                                     President
-------------------------------




                         [signatures continue next page]

                                   PURCHASER:


                                   STRAYER UNIVERSITY, INC., a Maryland
                                   corporation

Attest:                            By:
                                       ----------------------------------------
                                       Steven A. McArthur,
                                       Senior Vice President and General Counsel
--------------------------------

                                LIST OF EXHIBITS

Exhibit A         Description of DC Land

Exhibit B         Description of Woodbridge Land

Exhibit C         Description of Manassas Land

Exhibit D-1       Owner's Affidavit - DC

Exhibit D-2       Owner's Affidavit - Manassas

Exhibit D-3       Owner's Affidavit - Woodbridge

Exhibit E         Environmental Report

Exhibit F-1       FIRPTA Affidavit - DC

Exhibit F-2       FIRPTA Affidavit - Manassas and Woodbridge

Exhibit G-1       Special Warranty Deed - DC

Exhibit G-2       Special Warranty Deed - Manassas

Exhibit G-3       Special Warranty Deed - Woodbridge

Exhibit H-1       Bill of Sale - DC

Exhibit H-2       Bill of Sale - Manassas

Exhibit H-3       Bill of Sale - Woodbridge

Exhibit I-1       Assignment and Assumption Agreement - DC

Exhibit I-2       Assignment and Assumption Agreement - Manassas

Exhibit I-3       Assignment and Assumption Agreement - Woodbridge



                                LIST OF SCHEDULES

Schedule 5.1.n                      Proffers

Schedule 9.3                        Capital Repairs

                                    EXHIBIT A

                             DESCRIPTION OF DC LAND

                                    EXHIBIT B

                         DESCRIPTION OF WOODBRIDGE LAND

                                    EXHIBIT C

                          DESCRIPTION OF MANASSAS LAND

                                   EXHIBIT D-1

                             OWNER'S AFFIDAVIT - DC

                  FIRST AMERICAN TITLE INSURANCE COMPANY
                  OWNER/SELLER AFFIDAVIT;  FILE NO. NA 22807

State of _____________________;
County of  ___________________;

The undersigned Ron K. Bailey, President of Central Investments, Inc., a Virginia corporation ("the Owner"), has personal knowledge of the facts sworn to in this Affidavit and has the power and authority to execute this Affidavit on behalf of the Owner, being first duly sworn on oath, deposes and says;

That the Owner is the fee simple Owner of the property known and described as:

                  SEE EXHIBIT "A" ATTACHED HERETO

and as also described in First American Title Insurance Company Commitment No. (the "Premises").

That the Owner is a corporation and said corporation is in Good Standing in the Commonwealth of Virginia and is qualified to do business in the Commonwealth of Virginia, and that the Articles of Incorporation and By-Laws are still in full force and effect with no changes to the original Articles except by amendments already disclosed to this Company and no proceeding is pending for Owner's dissolution or annulment.

That all license, state franchise, and city and corporation taxes, if applicable, due and payable by Owner have been paid in full.

That no proceedings in Bankruptcy or receivership have been instituted by or against the Owner and the Owner has never made an assignment for the benefit of creditors.

That there is no action or proceeding now pending in any state or federal court in the United States to which the Owner is a party and which affects the Premises; nor is there any state or federal court judgment, state or federal tax lien, or any other state or federal lien of any nature against the Owner which may constitute a lien charge upon the Premises.

That the Owner's possession of the Premises has been peaceable and undisturbed, and that title to the Premises has never been disputed or questioned.

That there is no pending litigation or dispute regarding the lines and corners of the Premises.

That there are no delinquent real estate taxes or unpaid current real estate taxes; nor any pending or levied assessments on the Premises, including but not limited to those for sidewalks, streets, sewers and water lines.

That the Owner has not caused any work, services, or labor to be done, or any fixtures, apparatus or materials to be furnished, in connection with, or to, the said Premises, except such materials, fixtures, work, apparatus, labor or services as have been fully and completely paid for; that there is no claim or indebtedness to anyone for any labor, fixtures, apparatus, materials, services or work done to, upon, or in connection with the said Premises; that there is no mechanics lien claim against the Premises, whether of record or otherwise.

Except as set forth in the aforesaid Commitment, there are no unrecorded mortgages, improvement loans, chattel mortgages, conditional bills of sale, contracts of sale, (except that in connection with which this affidavit is given), security agreements, agreements not to sell or encumber, financing statements which affect the Premises or which affect any fixtures, appliances, or equipment now installed in or on the Premises.

That all tenants or parties who have leasehold or tenancy rights to occupy any portion of the Premises are those listed below and none of such parties has any right to the Premises other than its right as Tenant, nor any right of first refusal or option to purchase the Premises. (If there are no tenants or parties who have leasehold or tenancy rights, indicate "NONE" in the space provided below.)

Strayer University, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


That the Owner is not a foreign person, foreign trust or other foreign entity as those terms are defined in or contemplated by Section 1445 of the Internal Revenue Code of 1986, as amended, and regulations promulgated pursuant thereto.

That the Federal taxpayer identification number of the Owner is 54-1707884.

That the address of the principal place of business of the Owner is in Virginia.

                  Owner: 6551 Loisdale Court, Suite 115 Springfield, Virginia 22150

Witness the following signature and seal:


                                         CENTRAL INVESTMENTS, INC., a Virginia
                                         corporation

Attest:                                   By:
                                              ----------------------------------
                                              Ron K. Bailey,
                                              President
--------------------------------




Subscribed and sworn to before me this       , day of                    , 2002.
                                       ------         -------------------


--------------------------------
Notary Public


                             My Commission expires:

                                   EXHIBIT D-2

                          OWNER'S AFFIDAVIT - MANASSAS

                  FIRST AMERICAN TITLE INSURANCE COMPANY
                  OWNER/SELLER AFFIDAVIT;  FILE NO. NA 22807

State of _____________________;
County of  ___________________;

The undersigned Ron K. Bailey, Manager of KKB, L.L.C., a Virginia limited liability company ("the Owner"), has personal knowledge of the facts sworn to in this Affidavit and has the power and authority to execute this Affidavit on behalf of the Owner, being first duly sworn on oath, deposes and says;

That the Owner is the fee simple Owner of the property known and described as:

                  SEE EXHIBIT "A" ATTACHED HERETO

and as also described in First American Title Insurance Company Commitment No. (the "Premises").

That the Owner is a limited liability company and said limited liability company is in Good Standing in the Commonwealth of Virginia and is qualified to do business in the Commonwealth of Virginia, and that the Articles of Organization and Limited Liability Company Agreement are still in full force and effect with no changes to the original Articles except by amendments already disclosed to this Company and no proceeding is pending for Owner's dissolution or annulment.

That all license, state franchise, and city and corporation taxes, if applicable, due and payable by Owner have been paid in full.

That no proceedings in Bankruptcy or receivership have been instituted by or against the Owner and the Owner has never made an assignment for the benefit of creditors.

That there is no action or proceeding now pending in any state or federal court in the United States to which the Owner is a party and which affects the Premises; nor is there any state or federal court judgment, state or federal tax lien, or any other state or federal lien of any nature against the Owner which may constitute a lien charge upon the Premises.

That the Owner's possession of the Premises has been peaceable and undisturbed, and that title to the Premises has never been disputed or questioned.

That there is no pending litigation or dispute regarding the lines and corners of the Premises.

That there are no delinquent real estate taxes or unpaid current real estate taxes; nor any pending or levied assessments on the Premises, including but not limited to those for sidewalks, streets, sewers and water lines.

That the Owner has not caused any work, services, or labor to be done, or any fixtures, apparatus or materials to be furnished, in connection with, or to, the said Premises, except such materials, fixtures, work, apparatus, labor or services as have been fully and completely paid for; that there is no claim or indebtedness to anyone for any labor, fixtures, apparatus, materials, services or work done to, upon, or in connection with the said Premises; that there is no mechanics lien claim against the Premises, whether of record or otherwise.

Except as set forth in the aforesaid Commitment, there are no unrecorded mortgages, improvement loans, chattel mortgages, conditional bills of sale, contracts of sale, (except that in connection with which this affidavit is given), security agreements, agreements not to sell or encumber, financing statements which affect the Premises or which affect any fixtures, appliances, or equipment now installed in or on the Premises.

That all tenants or parties who have leasehold or tenancy rights to occupy any portion of the Premises are those listed below and none of such parties has any right to the Premises other than its right as Tenant, nor any right of first refusal or option to purchase the Premises. (If there are no tenants or parties who have leasehold or tenancy rights, indicate "NONE" in the space provided below.)

Strayer University, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


That the Owner is not a foreign person, foreign trust or other foreign entity as those terms are defined in or contemplated by Section 1445 of the Internal Revenue Code of 1986, as amended, and regulations promulgated pursuant thereto.

That the Federal taxpayer identification number of the Owner is 54-1852024.

That the address of the principal place of business of the Owner is in Virginia.

                  Owner: 6551 Loisdale Court, Suite 115 Springfield, Virginia 22150

Witness the following signature and seal:


                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           -------------------------------------
                                           Ron K. Bailey,
                                           Manager


Subscribed and sworn to before me this     , day of                      , 2002.
                                       ----         ---------------------


----------------------------
Notary Public


                             My Commission expires:

                                   EXHIBIT D-3

                         OWNER'S AFFIDAVIT - WOODBRIDGE

                  FIRST AMERICAN TITLE INSURANCE COMPANY
                  OWNER/SELLER AFFIDAVIT;  FILE NO. NA 22807

State of _____________________;
County of  ___________________;

The undersigned Ron K. Bailey, Manager of KKB, L.L.C., a Virginia limited liability company ("the Owner"), has personal knowledge of the facts sworn to in this Affidavit and has the power and authority to execute this Affidavit on behalf of the Owner, being first duly sworn on oath, deposes and says;

That the Owner is the fee simple Owner of the property known and described as:

                  SEE EXHIBIT "A" ATTACHED HERETO

and as also described in First American Title Insurance Company Commitment No. (the "Premises").

That the Owner is a limited liability company and said limited liability company is in Good Standing in the Commonwealth of Virginia and is qualified to do business in the Commonwealth of Virginia, and that the Articles of Organization and Limited Liability Company Agreement are still in full force and effect with no changes to the original Articles except by amendments already disclosed to this Company and no proceeding is pending for Owner's dissolution or annulment.

That all license, state franchise, and city and corporation taxes, if applicable, due and payable by Owner have been paid in full.

That no proceedings in Bankruptcy or receivership have been instituted by or against the Owner and the Owner has never made an assignment for the benefit of creditors.

That there is no action or proceeding now pending in any state or federal court in the United States to which the Owner is a party and which affects the Premises; nor is there any state or federal court judgment, state or federal tax lien, or any other state or federal lien of any nature against the Owner which may constitute a lien charge upon the Premises.

That the Owner's possession of the Premises has been peaceable and undisturbed, and that title to the Premises has never been disputed or questioned.

That there is no pending litigation or dispute regarding the lines and corners of the Premises.

That there are no delinquent real estate taxes or unpaid current real estate taxes; nor any pending or levied assessments on the Premises, including but not limited to those for sidewalks, streets, sewers and water lines.

That the Owner has not caused any work, services, or labor to be done, or any fixtures, apparatus or materials to be furnished, in connection with, or to, the said Premises, except such materials, fixtures, work, apparatus, labor or services as have been fully and completely paid for; that there is no claim or indebtedness to anyone for any labor, fixtures, apparatus, materials, services or work done to, upon, or in connection with the said Premises; that there is no mechanics lien claim against the Premises, whether of record or otherwise.

Except as set forth in the aforesaid Commitment, there are no unrecorded mortgages, improvement loans, chattel mortgages, conditional bills of sale, contracts of sale, (except that in connection with which this affidavit is given), security agreements, agreements not to sell or encumber, financing statements which affect the Premises or which affect any fixtures, appliances, or equipment now installed in or on the Premises.

That all tenants or parties who have leasehold or tenancy rights to occupy any portion of the Premises are those listed below and none of such parties has any right to the Premises other than its right as Tenant, nor any right of first refusal or option to purchase the Premises. (If there are no tenants or parties who have leasehold or tenancy rights, indicate "NONE" in the space provided below.)

Strayer University, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

That the Owner is not a foreign person, foreign trust or other foreign entity as those terms are defined in or contemplated by Section 1445 of the Internal Revenue Code of 1986, as amended, and regulations promulgated pursuant thereto.

That the Federal taxpayer identification number of the Owner is 54-1852024.

That the address of the principal place of business of the Owner is in Virginia.

                  Owner: 6551 Loisdale Court, Suite 115 Springfield, Virginia 22150

Witness the following signature and seal:


                                      KKB, L.L.C., a Virginia limited liability company

                                      By:
                                          --------------------------------------
                                          Ron K. Bailey,
                                          Manager




Subscribed and sworn to before me this     , day of                      , 2002.
                                       ----         ---------------------


-----------------------------
Notary Public


                             My Commission expires:

                                    EXHIBIT E

                              ENVIRONMENTAL REPORT


                                [ATTACHED HERETO]

                                   EXHIBIT F-1

                              FIRPTA AFFIDAVIT - DC

                          CERTIFICATION WITH RESPECT TO
                    SECTION 1445 OF THE INTERNAL REVENUE CODE

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.

To inform the Transferee, STRAYER UNIVERSITY, INC., of the United States real property interests described on Exhibit "A" attached hereto and made a part hereof, that withholding of tax is not required upon the disposition of a United States real property interest by the Transferor, CENTRAL INVESTMENTS, INC., the undersigned hereby certifies the following:

                  1. Transferor is not a nonresident alien for purposes of U.S. income taxation, foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as such terms are defined in the Internal Revenue Code and Income Tax Regulations);

                  2. The Federal Tax Identification Number for CENTRAL INVESTMENTS, INC. is 54-1707884; and

                  3. Transferor's address is 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150.

                         Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein may be punished by fine, imprisonment, or both.

Under penalty of perjury, each of the undersigned declare that it has examined this certification and, to the best of such undersigned's knowledge and belief, it is true, correct and complete.

Date: ___________, 2002                   TRANSFEROR:
                                          ----------


                                          CENTRAL INVESTMENTS, INC., a Virginia
                                          corporation

Attest:                                   By:
                                              ---------------------------------
                                               Ron K. Bailey,
                                               President
-------------------------------

                               EXHIBIT A TO FIRPTA
                               Description of Land

                                   EXHIBIT F-2

                   FIRPTA AFFIDAVIT - MANASSAS AND WOODBRIDGE

                          CERTIFICATION WITH RESPECT TO
                    SECTION 1445 OF THE INTERNAL REVENUE CODE

Section 1445 of the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.

To inform the Transferee, STRAYER UNIVERSITY, INC., of the United States real property interests described on Exhibits "A" and "B" attached hereto and made a part hereof, that withholding of tax is not required upon the disposition of a United States real property interest by the Transferor, KKB, L.L.C., the undersigned hereby certifies the following:

                  1. Transferor is not a nonresident alien for purposes of U.S. income taxation, foreign corporation, foreign partnership, foreign trust, foreign estate or foreign person (as such terms are defined in the Internal Revenue Code and Income Tax Regulations);

                  2. The Federal Tax Identification Number for KKB, L.L.C. is 54-1852024; and

                  3. Transferor's address is 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150.

                        Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein may be punished by fine, imprisonment, or both.

Under penalty of perjury, each of the undersigned declare that it has examined this certification and, to the best of such undersigned's knowledge and belief, it is true, correct and complete.

Date: ___________, 2002               TRANSFEROR:
                                      ----------


                                      KKB, L.L.C., a Virginia limited liability company


                                      By:
                                          -------------------------------------
                                          Ron K. Bailey,
                                          Manager

                                   EXHIBIT G-1

                           SPECIAL WARRANTY DEED - DC

                  This SPECIAL WARRANTY DEED is made as of January 31, 2002 by and between CENTRAL INVESTMENTS, INC., a Virginia corporation, having a principal address of 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "GRANTOR") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "GRANTEE").

                              W I T N E S S E T H:

                  That for and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Grantor does hereby grant with special warranty unto Grantee, in fee simple, the following described parcel of land and premises, situate in the District of Columbia and more particularly described on EXHIBIT A, attached hereto and incorporated herein by reference.

                  TOGETHER WITH all and singular the ways, easements, rights, privileges and appurtenances to the same belonging or in any way appertaining, and all the estate, right, title, interest and claim, either at law or in equity, or otherwise however of Grantor, of in, to, or out of said land and premises.

                  AND Grantor covenants that it will warrant specially the property hereby conveyed, and that it will execute such further assurances of said land as may be requisite.

                  IN TESTIMONY WHEREOF, Grantor, on the day and year first hereinabove written, has caused these presents to be executed on behalf of itself by its President and attested by its Secretary and acknowledges this Deed to be its act and deed.

                                          GRANTOR
                                          -------

                                          CENTRAL INVESTMENTS, INC., a Virginia
                                          corporation


Attest:                                   By:
                                              ----------------------------------
                                               Ron K. Bailey,
                                               President
------------------------------------

STATE OF _________________                 )
                                           ) ss:
CITY OF __________________                 )

                  I, _____________________, a Notary Public, do hereby certify that Ron K. Bailey, who is personally well known to me as (or proved by the oaths of credible witnesses to be) the person named as the President and attorney-in-fact of Central Investments, Inc. in the foregoing Special Warranty Deed bearing date as of the ____ day of __________, 2002, personally appeared before me and as President and attorney-in-fact as aforesaid, acknowledged the same to be the authorized and voluntary act and deed of Central Investments, Inc., a Virginia corporation, one of the parties thereto, and made oath that he is the President of and authorized attorney-in-fact for said corporation.

                  GIVEN under my hand and seal this ___ day of __________, 2002.



                                                              Notary Public


(SEAL)
My Commission Expires:



[SEAL]

                       EXHIBIT A TO SPECIAL WARRANTY DEED

                               Description of Land

                                   EXHIBIT G-2

                        SPECIAL WARRANTY DEED - MANASSAS

                  This SPECIAL WARRANTY DEED is made as of January 31, 2002 by and between KKB, L.L.C., a Virginia limited liability company, having a principal address of 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "GRANTOR") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "GRANTEE").

                              W I T N E S S E T H:

                  That for and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Grantor does hereby grant with special warranty unto Grantee, in fee simple, the following described parcel of land and premises, situate in the Commonwealth of Virginia and more particularly described on EXHIBIT A, attached hereto and incorporated herein by reference.

                  TOGETHER WITH all and singular the ways, easements, rights, privileges and appurtenances to the same belonging or in any way appertaining, and all the estate, right, title, interest and claim, either at law or in equity, or otherwise however of Grantor, of in, to, or out of said land and premises.

                  AND Grantor covenants that it will warrant specially the property hereby conveyed, and that it will execute such further assurances of said land as may be requisite.

                  IN TESTIMONY WHEREOF, Grantor, on the day and year first hereinabove written, has caused these presents to be executed on behalf of itself by its Manager and acknowledges this Deed to be its act and deed.

                                       GRANTOR:

                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           -------------------------------------
                                           Ron K. Bailey,
                                           Manager

                                 ACKNOWLEDGMENT



STATE OF ___________________________________)
                                            )
COUNTY OF __________________________________)

                  I, _____________________, a Notary Public in and for the State and County aforesaid, do hereby certify that the foregoing instrument was acknowledged before me by Ron K. Bailey, Manager of KKB, L.L.C., a Virginia limited liability company, on behalf of the foregoing company.

                  GIVEN under my hand and seal this ______ day of ___________, 2002.


                                                     ___________________________
                                                     Notary Public


My commission expires:______________________


[SEAL]

                       EXHIBIT A TO SPECIAL WARRANTY DEED

                               Description of Land

                                   EXHIBIT G-3

                       SPECIAL WARRANTY DEED - WOODBRIDGE

                  This SPECIAL WARRANTY DEED is made as of January 31, 2002 by and between KKB, L.L.C., a Virginia limited liability company, having a principal address of 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "GRANTOR") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "GRANTEE").

                              W I T N E S S E T H:

                  That for and in consideration of the sum of Ten Dollars ($10.00), the receipt of which is hereby acknowledged, Grantor does hereby grant with special warranty unto Grantee, in fee simple, the following described parcel of land and premises, situate in the Commonwealth of Virginia and more particularly described on EXHIBIT A, attached hereto and incorporated herein by reference.

                  TOGETHER WITH all and singular the ways, easements, rights, privileges and appurtenances to the same belonging or in any way appertaining, and all the estate, right, title, interest and claim, either at law or in equity, or otherwise however of Grantor, of in, to, or out of said land and premises.

                  AND Grantor covenants that it will warrant specially the property hereby conveyed, and that it will execute such further assurances of said land as may be requisite.

                  IN TESTIMONY WHEREOF, Grantor, on the day and year first hereinabove written, has caused these presents to be executed on behalf of itself by its Manager and acknowledges this Deed to be its act and deed.

                                       GRANTOR:

                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           -------------------------------------
                                           Ron K. Bailey,
                                           Manager

                                 ACKNOWLEDGMENT



STATE OF ___________________________________)
                                            )
COUNTY OF __________________________________)

                  I, _____________________, a Notary Public in and for the State and County aforesaid, do hereby certify that the foregoing instrument was acknowledged before me by Ron K. Bailey, Manager of KKB, L.L.C., a Virginia limited liability company, on behalf of the foregoing company.

                  GIVEN under my hand and seal this ______ day of ___________, 2002.


                                                     ___________________________
                                                     Notary Public

My commission expires: ______________________

[SEAL]

                       EXHIBIT A TO SPECIAL WARRANTY DEED

                              Description of Land

                                   EXHIBIT H-1

                                BILL OF SALE - DC

                  This BILL OF SALE is made as of January 31, 2002 by and between CENTRAL INVESTMENTS, INC., a Virginia corporation, having a principal address at 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "SELLER") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "PURCHASER").

                  WHEREAS, Seller is the fee owner of the real property and improvements located thereon located at 1025 15th Street, N.W., Washington, D.C. 20005 and more particularly described on EXHIBIT "A" hereto (the "PROPERTY");

                  WHEREAS, Seller and Purchaser have entered into that certain Real Estate Purchase Agreement dated January 31, 2002 (the "PURCHASE AGREEMENT") for the sale and purchase of the Property;

                  WHEREAS, Seller simultaneously herewith is conveying its interest as fee owner in the Property to Purchaser; and

                  WHEREAS, pursuant to the Purchase Agreement, Seller desires to assign and convey to Purchaser all of Seller's right, title and interest in and to any personal property owned by Seller and used in connection with the ownership, management, operation, maintenance or repair of the Property (the "PERSONAL PROPERTY").

                  NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees as follows:

                  1. Seller does hereby grant, bargain, sell, convey, transfer, assign and deliver without warranty to Purchaser, its successors and assigns the Personal Property and all of Seller's right, title and interest therein.

                  2. This Bill of Sale shall bind Seller and its successors and assigns, and shall inure to the benefit of Purchaser, its successors and assigns.

                  IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of the date first above written.

                                           SELLER:

                                           CENTRAL INVESTMENTS, INC., a Virginia
                                           corporation

Attest:                                    By:
                                               ---------------------------------
                                               Ron K. Bailey,
                                               President
----------------------------

STATE OF __________        )
                           ) ss:
CITY OF __________         )

                  I, _____________________, a Notary Public, do hereby certify that Ron K. Bailey, who is personally well known to me as (or proved by the oaths of credible witnesses to be) the person named as the President and attorney-in-fact of Central Investments, Inc. in the foregoing Bill of Sale bearing date as of the ____ day of __________, 2002, personally appeared before me and as President and attorney-in-fact as aforesaid, acknowledged the same to be the authorized and voluntary act and deed of Central Investments, Inc., a Virginia corporation, one of the parties thereto, and made oath that he is the President of and authorized attorney-in-fact for said corporation.

                  GIVEN under my hand and seal this ___ day of __________, 2002.


                                                              __________________
                                                              Notary Public


(SEAL)
My Commission Expires:



[SEAL]

                            EXHIBIT A TO BILL OF SALE

                               Description of Land

                                   EXHIBIT H-2

                             BILL OF SALE - MANASSAS

                  This BILL OF SALE is made as of January 31, 2002 by and between KKB, L.L.C., a Virginia limited liability company, having a principal address at 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "SELLER") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "PURCHASER").

                  WHEREAS, Seller is the fee owner of the real property and improvements located thereon located at 9990 Battleview Parkway, Manassas, Virginia 20101 and more particularly described on EXHIBIT "A" hereto (the "PROPERTY");

                  WHEREAS, Seller and Purchaser have entered into that certain Real Estate Purchase Agreement dated January 31, 2002 (the "PURCHASE AGREEMENT") for the sale and purchase of the Property;

                  WHEREAS, Seller simultaneously herewith is conveying its interest as fee owner in the Property to Purchaser; and

                  WHEREAS, pursuant to the Purchase Agreement, Seller desires to assign and convey to Purchaser all of Seller's right, title and interest in and to any personal property owned by Seller and used in connection with the ownership, management, operation, maintenance or repair of the Property (the "PERSONAL PROPERTY").

                  NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees as follows:

                  1. Seller does hereby grant, bargain, sell, convey, transfer, assign and deliver without warranty to Purchaser, its successors and assigns the Personal Property and all of Seller's right, title and interest therein.

                  2. This Bill of Sale shall bind Seller and its successors and assigns, and shall inure to the benefit of Purchaser, its successors and assigns.

                  IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of the date first above written.

                                       SELLER:

                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           -------------------------------------
                                           Ron K. Bailey,
                                           Manager

                                 ACKNOWLEDGMENT


STATE OF _____________________________)
                                      )
COUNTY OF ____________________________)

                  I, _____________________, a Notary Public in and for the State and County aforesaid, do hereby certify that the foregoing instrument was acknowledged before me by Ron K. Bailey, Manager of KKB, L.L.C., a Virginia limited liability company, on behalf of the foregoing company.

                  GIVEN under my hand and seal this ______ day of ___________, 2002.


                                                     ___________________________
                                                     Notary Public

My commission expires: _________________

[SEAL]

                            EXHIBIT A TO BILL OF SALE

                               Description of Land

                                   EXHIBIT H-3

                            BILL OF SALE - WOODBRIDGE

                  This BILL OF SALE is made as of January 31, 2002 by and between KKB, L.L.C., a Virginia limited liability company, having a principal address at 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "SELLER") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "PURCHASER").

                  WHEREAS, Seller is the fee owner of the real property and improvements located thereon located at 13385 Minnieville Road, Woodbridge, Virginia 22192 and more particularly described on EXHIBIT "A" hereto (the "PROPERTY");

                  WHEREAS, Seller and Purchaser have entered into that certain Real Estate Purchase Agreement dated January 31, 2002 (the "PURCHASE AGREEMENT") for the sale and purchase of the Property;

                  WHEREAS, Seller simultaneously herewith is conveying its interest as fee owner in the Property to Purchaser; and

                  WHEREAS, pursuant to the Purchase Agreement, Seller desires to assign and convey to Purchaser all of Seller's right, title and interest in and to any personal property owned by Seller and used in connection with the ownership, management, operation, maintenance or repair of the Property (the "PERSONAL PROPERTY").

                  NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Seller hereby agrees as follows:

                  1. Seller does hereby grant, bargain, sell, convey, transfer, assign and deliver without warranty to Purchaser, its successors and assigns the Personal Property and all of Seller's right, title and interest therein.

                  2. This Bill of Sale shall bind Seller and its successors and assigns, and shall inure to the benefit of Purchaser, its successors and assigns.

                  IN WITNESS WHEREOF, Seller has caused this Bill of Sale to be executed as of the date first above written.

                                       SELLER:

                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           -------------------------------------
                                           Ron K. Bailey,
                                           Manager

                                 ACKNOWLEDGMENT



STATE OF _______________________________)
                                        )
COUNTY OF ______________________________)

                  I, _____________________, a Notary Public in and for the State and County aforesaid, do hereby certify that the foregoing instrument was acknowledged before me by Ron K. Bailey, Manager of KKB, L.L.C., a Virginia limited liability company, on behalf of the foregoing company.

                  GIVEN under my hand and seal this ______ day of ___________, 2002.


                                                     ___________________________
                                                     Notary Public


My commission expires: ____________

[SEAL]

                            EXHIBIT A TO BILL OF SALE

                               Description of Land

                                   EXHIBIT I-1

                    ASSIGNMENT AND ASSUMPTION AGREEMENT - DC

                  This ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of January 31, 2002 by and between CENTRAL INVESTMENTS, INC., a Virginia corporation, having a principal address at 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "ASSIGNOR") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "ASSIGNEE").

                  WHEREAS, Assignor is the fee simple owner of the real property and improvements located thereon located at 1025 15th Street, N.W., Washington, D.C. 20005 and more particularly described on EXHIBIT "A" hereto (the "PROPERTY");

                  WHEREAS, Assignor and Assignee have entered into that certain Real Estate Purchase Agreement dated January 31, 2002 (the "PURCHASE AGREEMENT") for the sale and purchase of the Property;

                  WHEREAS, Assignor desires to assign and convey to Assignee and Assignee wishes to accept and assume (i) all assignable, unexpired manufacturers' warranties and guarantees, if any, with respect to any portion of the Property, or the improvements, fixtures and equipment to be transferred with the Property (the "WARRANTIES"); (ii) any and all plans and specifications for all improvements on the Property (the "PLANS AND SPECIFICATIONS"); (iii) all operating licenses, permits and approvals with respect to the Property (the "Licenses"); and (iv) any trade names and other intangible property used in connection with the repair, restoration, use occupancy, operation, management, ownership and leasing of the Property ("GENERAL INTANGIBLES"); and

                  WHEREAS, concurrently herewith, Assignor is conveying to Assignee all of Assignor's right, title and interest in and to the Property and desires to convey to Assignee all of Assignor's right, title and interest, if any, in and to the Warranties, the Plans and Specifications, the Licenses and the General Intangibles, to the extent that the same may be lawfully assigned.

                  NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby agrees as follows:

                  1. Assignor does hereby grant, bargain, sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of Assignor's right, title and interest, if any, in and to the Warranties, the Plans and Specifications and the General Intangibles.

                  2. Assignor does hereby grant, bargain, sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of Assignor's right, title and interest, if any, in and to the Licenses, to the extent that the same may be lawfully assigned.

                  3. Assignee hereby assumes all of the covenants and obligations required of the Landlord under the Warranties (if any).

                  4. This Assignment and Assumption Agreement shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                  5. This Assignment and Assumption Agreement shall be governed by the laws of the Commonwealth of Virginia.

                  IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement to be executed as of the date first above written.


                                           ASSIGNOR:

                                           CENTRAL INVESTMENTS, INC., a Virginia
                                           corporation

Attest:                                    By:
                                               ---------------------------------
                                               Ron K. Bailey,
                                               President
---------------------------------



                                           ASSIGNEE:


                                           STRAYER UNIVERSITY, INC., a Maryland
                                           corporation


Attest:                                    By:
                                               ---------------------------------
                                               Steven A. McArthur,
                                               Senior Vice President and General
---------------------------------              Counsel

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                               Description of Land

                                   EXHIBIT I-2

                 ASSIGNMENT AND ASSUMPTION AGREEMENT - MANASSAS

                  This ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of January 31, 2002 by and between KKB, L.L.C., a Virginia limited liability company, having a principal address at 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "ASSIGNOR") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "ASSIGNEE").

                  WHEREAS, Assignor is the fee simple owner of the real property and improvements located thereon located at 9990 Battleview Parkway, Manassas, Virginia 20101 and more particularly described on EXHIBIT "A" hereto (the "PROPERTY");

                  WHEREAS, Assignor and Assignee have entered into that certain Real Estate Purchase Agreement dated January 31, 2002 (the "PURCHASE AGREEMENT") for the sale and purchase of the Property;

                  WHEREAS, Assignor desires to assign and convey to Assignee and Assignee wishes to accept and assume (i) all assignable, unexpired manufacturers' warranties and guarantees, if any, with respect to any portion of the Property, or the improvements, fixtures and equipment to be transferred with the Property (the "WARRANTIES"); (ii) any and all plans and specifications for all improvements on the Property (the "PLANS AND SPECIFICATIONS"); (iii) all operating licenses, permits and approvals with respect to the Property (the "Licenses"); and (iv) any trade names and other intangible property used in connection with the repair, restoration, use occupancy, operation, management, ownership and leasing of the Property ("GENERAL INTANGIBLES"); and

                  WHEREAS, concurrently herewith, Assignor is conveying to Assignee all of Assignor's right, title and interest in and to the Property and desires to convey to Assignee all of Assignor's right, title and interest, if any, in and to the Warranties, the Plans and Specifications, the Licenses and the General Intangibles, to the extent that the same may be lawfully assigned.

                  NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby agrees as follows:

                  1. Assignor does hereby grant, bargain, sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of Assignor's right, title and interest, if any, in and to the Warranties, the Plans and Specifications and the General Intangibles.

                  2. Assignor does hereby grant, bargain, sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of Assignor's right, title and interest, if any, in and to the Licenses, to the extent that the same may be lawfully assigned.

                  3. Assignee hereby assumes all of the covenants and obligations required of the Landlord under the Warranties (if any).

                  4. This Assignment and Assumption Agreement shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                  5. This Assignment and Assumption Agreement shall be governed by the laws of the Commonwealth of Virginia.

                  IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement to be executed as of the date first above written.


                                       ASSIGNOR:

                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           -------------------------------------
                                           Ron K. Bailey,
                                           Manager



                                       ASSIGNEE:


                                       STRAYER UNIVERSITY, INC., a Maryland
                                       corporation


Attest:                                By:
                                           -------------------------------------
                                           Steven A. McArthur,
                                           Senior Vice President and General
                                           Counsel
----------------------------

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                               Description of Land

                                   EXHIBIT I-3

                ASSIGNMENT AND ASSUMPTION AGREEMENT - WOODBRIDGE

                  This ASSIGNMENT AND ASSUMPTION AGREEMENT is made as of January 31, 2002 by and between KKB, L.L.C., a Virginia limited liability company, having a principal address at 6551 Loisdale Court, Suite 115, Springfield, Virginia 22150 (the "ASSIGNOR") and STRAYER UNIVERSITY, INC., a Maryland corporation, having an address at c/o Strayer Education, Inc., 8550 Cinder Bed Road, Newington, Virginia 22122 (the "ASSIGNEE").

                  WHEREAS, Assignor is the fee simple owner of the real property and improvements located thereon located at 13385 Minnieville Road, Woodbridge, Virginia 22192 and more particularly described on EXHIBIT "A" hereto (the "PROPERTY");

                  WHEREAS, Assignor and Assignee have entered into that certain Real Estate Purchase Agreement dated January 31, 2002 (the "PURCHASE AGREEMENT") for the sale and purchase of the Property;

                  WHEREAS, Assignor desires to assign and convey to Assignee and Assignee wishes to accept and assume (i) all assignable, unexpired manufacturers' warranties and guarantees, if any, with respect to any portion of the Property, or the improvements, fixtures and equipment to be transferred with the Property (the "WARRANTIES"); (ii) any and all plans and specifications for all improvements on the Property (the "PLANS AND SPECIFICATIONS"); (iii) all operating licenses, permits and approvals with respect to the Property (the "Licenses"); and (iv) any trade names and other intangible property used in connection with the repair, restoration, use occupancy, operation, management, ownership and leasing of the Property ("GENERAL INTANGIBLES"); and

                  WHEREAS, concurrently herewith, Assignor is conveying to Assignee all of Assignor's right, title and interest in and to the Property and desires to convey to Assignee all of Assignor's right, title and interest, if any, in and to the Warranties, the Plans and Specifications, the Licenses and the General Intangibles, to the extent that the same may be lawfully assigned.

                  NOW THEREFORE, for and in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor hereby agrees as follows:

                  1. Assignor does hereby grant, bargain, sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of Assignor's right, title and interest, if any, in and to the Warranties, the Plans and Specifications and the General Intangibles.

                  2. Assignor does hereby grant, bargain, sell, convey, transfer, assign and deliver to Assignee, its successors and assigns all of Assignor's right, title and interest, if any, in and to the Licenses, to the extent that the same may be lawfully assigned.

                  3. Assignee hereby assumes all of the covenants and obligations required of the Landlord under the Warranties (if any).

                  4. This Assignment and Assumption Agreement shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

                  5. This Assignment and Assumption Agreement shall be governed by the laws of the Commonwealth of Virginia.

                  IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Assumption Agreement to be executed as of the date first above written.


                                       ASSIGNOR:

                                       KKB, L.L.C., a Virginia limited liability company

                                       By:
                                           ------------------------------------
                                           Ron K. Bailey,
                                           Manager



                                       ASSIGNEE:


                                       STRAYER UNIVERSITY, INC., a Maryland
                                       corporation


Attest:                                By:
                                           -------------------------------------
                                           Steven A. McArthur,
                                           Senior Vice President and General
                                           Counsel
---------------------------

                EXHIBIT A TO ASSIGNMENT AND ASSUMPTION AGREEMENT

                               Description of Land

                                 SCHEDULE 5.1.N

                                    PROFFERS


                                [ATTACHED HERETO]

                                  SCHEDULE 9.3

                                 CAPITAL REPAIRS


1.    DC Property - Work related to elevator installation at campus, $33,852.00.

2.    DC Property - Repair to floors in mechanical rooms, $7,379.00